Exhibit 10.3
LID HAIR STUDIOS, INC.
WARRANT CERTIFICATE

Registered Holder:

Certificate No.

No. Warrants held:

The Registered Holder is entitled to purchase from Lid Hair Studios, International, Inc., (the Company) one fully paid and non-assessable share of the Company’s common stock  for each Warrant held as stated above at the purchase price of $3.00 per share with a piggyback warrant purchase price of $5.00 per share.  This Warrant may be exercised in whole or in part at any time prior to 5:00 o'clock P.M., Pacific Time, on September 30, 2011 for the $3.00 share and for the $5.00 piggyback warrant September 30, 2012.

This Warrant Certificate is subject to the terms and conditions set forth in the subscription agreement pursuant to which the Warrant was purchased.  A copy of such terms and conditions may be obtained from the Company upon request.

____________________________
Eric Anderson , President

Dated:

PURCHASE FORM

The undersigned hereby irrevocably elects to exercise this Warrant Certificate to the extent of ____ shares of the common stock, and hereby makes payment of

$____________

($5.00 x # OF WARRANTS EXERCISED) in payment of the purchase price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name & Address:    _______________________________
_______________________________
_______________________________
_______________________________

By:                              _______________________________
Signature of Record Holder
Dated: